UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  May 13, 2021
(Earliest Event Date requiring this Report: May 6, 2021)

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	000-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	I.R.S. Employer Identification No.)

431 Fairway Drive, Suite 200
Deerfield Beach, Florida 33441
(Address of principal executive offices)
(954) 570-8889, ext. 313
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act: None

Title of Class of Securities.	Trading Symbol(s).	Name of exchange on which registered
N/A	N/A	N/A

The Registrant’s Common Stock is quoted on the OTCQB Venture Market of the OTC Markets Group, Inc. under the trading symbol “CAPC.”

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Capstone Companies, Inc.’s (“Company”) Board of Directors at a May 6, 2021 special board meeting approved: (1) a slate of nominees to stand for election to the Board of Directors in 2021, which nominees consist of the current directors, by written consent, or failing that, a shareholders meeting; (2) approved an annual compensation arrangement for independent directors consisting of $750 per month cash payment and option grants for remainder of compensation, which compensation packages is valued at total of $15,000 per year and will be effective as of August 6, 2021; and (3) agreed to search for suitable independent directors for appointment to the Company’s Board of Directors as part of an effort to add persons who can contribute to the new business focus of the Company – being Connected Surface/Smart Mirror products and technologies.

Item 8.01	Other Events.

The Board of Directors of Company also adopted or approved at the May 6, 2021, board meeting: (1)  an Audit Committee Charter  and a Compensation and Nominating Committee Charter.  The new Charters are filed as an exhibit to this Current Report on Form 8-K and are also available at our Company’s website, URL: http://www.capstonecompaniesinc.com; (2) reappointed Director Jeffrey Guzy and Director Jeffrey Postal as members of both the Audit Committee and Compensation and Nominating Committee; (3) approved seeking shareholder ratification of D. Brooks & Associates, CPAs, as public auditor of Company for fiscal year 2021; (4) authorized extension of Rule 10b-5 Purchase Plan with Wilson-Davis & Co., Inc. for one year to 2022 and with a 750,000 shares of Common Stock cap on total open market purchases permitted under that agreement; and (5) authorized shareholder vote/consent on “Say on Pay” advisory, non-binding vote for top two senior officers in 2021.

Item 9.01.    Financial Statements and Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
10.1	Audit Committee Charter
10.2	Compensation and Nominating Committee Charter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ James G. McClinton
James G. McClinton, Chief Executive Officer
Dated: May 13, 2021